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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest reported)              June 25, 2002
                                          --------------------------------------



                                 Eateries, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Oklahoma                               0-14968                            73-1230348
---------------------------------       ------------------------------       ------------------------------
  (State or other jurisdiction                   (Commission                         (IRS Employer
       of incorporation)                         File Number)                      Identification No.)



          1220 S. Santa Fe Avenue, Edmond, Oklahoma                73003
         -------------------------------------------           -------------
           (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code          405-705-5000
                                                  ------------------------------



                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.


         On June 25, 2002, Eateries, Inc. ("Eateries") dismissed Arthur Andersen LLP ("Andersen") as Eateries' independent auditors, and engaged Ernst & Young LLP ("Ernst & Young") to serve as its new independent auditors for 2002. The change in auditors will become effective June 25, 2002. This action was taken by the Eateries' Board of Directors.

         Andersen's reports on Eateries' consolidated financial statements for each of the years ended December 30, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified as to the scope, uncertainty or accounting principles.

         During the years ended December 30, 2001 and December 31, 2000 and the interim period between December 30, 2001 and the date of this Form 8-K, there were no disagreements between Eateries and Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with their report for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         Eateries provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated June 25, 2002, stating it has found no disagreements with such statements.

         During Eateries two most recent fiscal years and through the date of this Report on Form 8-K, Eateries did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Eateries consolidated financial statements, or any other matters or reportable events listed in item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits:

         In accordance with the provisions of Item 601 of Regulation S-K, attached as Exhibit 16.1, is the following which is incorporated by reference herein:


Exhibit
No.               Description
---               -----------
16.1              Letter of Arthur Andersen LLP regarding change in certifying accountant.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  Eateries, Inc.
                                   ---------------------------------------------
                                                   (Registrant)



        June 25, 2002                         /s/  Bradley L. Grow
-----------------------------      ---------------------------------------------
           (Date)                                  (Signature)


                                                   Bradley L. Grow
                                   ---------------------------------------------
                                            (Name of Authorized Signatory)


                                      Vice President/Chief Financial Officer
                                   ---------------------------------------------
                                                     (Title)



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                                  EXHIBIT INDEX

            The following exhibits are filed herewith as noted below.


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
16.1              Letter of Arthur Andersen LLP regarding change in certifying accountant.